Supplement dated July 31, 2024 to the
Prospectus for your Variable Annuity
Issued by

EVERLAKE LIFE INSURANCE COMPANY

This supplement contains information about changes to certain Portfolio Companies available in your annuity contract (“Contract”) issued by Everlake Life Insurance Company.

Putnam Investment Trust – Investment Adviser Changes:

Effective July 15, 2024 Franklin Advisers, Inc. replaced Putnam Investment Management, LLC as the investment adviser for the following Portfolios.

Portfolio Name
Putnam VT Diversified Income Fund - Class IB
Putnam VT Global Asset Allocation Fund - Class IB
Putnam VT Government Money Market Fund - Class IB
Putnam VT High Yield Fund - Class IB
Putnam VT Income Fund - Class IB

If you have any questions or would like another copy of the current Fund Prospectus, please call us at 1-800-457-7617.

Please keep this supplement together with your prospectus for future reference.
No other action is required of you.

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